BUSINESS ACQUISITION	12 Months Ended
Feb. 28, 2014
BUSINESS ACQUISITION
BUSINESS ACQUISITION

4.                                      BUSINESS ACQUISITION

In February 2014, the Group acquired Kaoyan.com, which is a site designed to improve preparation for the entrance examination for postgraduate degrees, with a total cash consideration of $8,179,342, which was fully paid by February 28, 2014. The acquisition was recorded using the acquisition method of accounting and accordingly the acquired assets were recorded at their fair market value at the acquisition date. Goodwill primarily represents the expected synergies from combining the acquired business with the business of the Group. The purchase price was allocated as of February 18, 2014, the date of acquisition as follows:

		Amortization
	US$	period
Intangible assets
Trade name	$771,952	10 years
Customer relationship	426,839	3-5 years
Non-compete agreement	32,834	2 years
Goodwill	6,947,717

Total	$8,179,342

The purchase price allocation described above was based on a valuation analysis provided by an independent appraiser. The fair value of the purchased intangible assets was measured by using the “income approach-excess earnings” and “with & without” valuation method.

The following summarized unaudited pro forma results of operations for the years ended February 28, 2013 and 2014 assuming that the acquisition during the period ended February 28, 2014 occurred as of March 1, 2012. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the acquisition occurred as of March 1, 2012, nor is it indicative of future operating results.

	For the year ended
	February 28,
	2013	2014
	(unaudited)	(unaudited)
Pro forma net revenues	$226,674,709	$314,408,118
Pro forma net income	$33,195,337	$60,460,428
Pro forma net income per share - basic	$0.21	$0.39
Pro forma net income per share - diluted	$0.21	$0.38